Exhibit 99.1

Constar International, Inc.

Consolidated Statements of Operations

($ in thousands)

(Unaudited)

	February 28, 2009	January 31, 2009
Net sales	$49,643	$52,611

Cost of products sold, excluding depreciation	44,794	47,130
Depreciation	2,364	2,417

Gross profit	2,485	3,065

Selling and administrative expenses	1,317	1,946
Research and technology expenses	462	591
Provision for restructuring	111	169

Total operating expenses	1,890	2,705

Operating income (loss)	596	360

Interest expense	1,258	1,497
Other (income) expense, net	369	(1,249)
Reorganization Costs	720	191

Income (Loss) before taxes	(1,752)	(80)
(Provision) benefit for income taxes	35	46
Discontinued operations	(11)	(28)

Net Income (loss)	$(1,728)	$(61)

Constar International Inc.

Consolidated Balance Sheets

($ in thousands)

(Unaudited)

($ in thousands)	February 28, 2009	January 31, 2009
Assets

Current Assets
Cash and cash equivalents	$4,568	$6,650
Restricted Cash	9,327	9,327
Accounts receivable, net	50,741	51,175
Inventories, net	52,056	50,689
Prepaid expenses and other current assets	25,647	23,302
Current assets from Discontinued Operations	310	313

Total current assets	142,649	141,456

Property, plant and equipment, net	129,424	128,465
Goodwill	148,813	148,813
Other assets	1,131	5,926

Total assets	$422,017	$424,660

Liabilities and Stockholders’ Deficit

Current Liabilities
DIP Credit Facility	$—	$10,000
Current Maturities of Long-Term Debt	220,000	220,000
Accounts payable and accrued liabilities	132,028	123,296
Income taxes payable	109	93
Current liabilities from Discontinued Operations	89	82

Total current liabilities	352,226	353,471

Long-term debt, net of current portion	175,000	175,000
Pension and post-retirement liabilities	38,056	39,424
Deferred income taxes	2,101	2,101
Other liabilities	18,727	18,713
Non-current liabilities from Discontinued Operations	702	710

Total liabilities	586,812	589,419

Stockholders’ deficit	(164,795)	(164,759)

Total liabilities and stockholders’ deficit	$422,017	$424,660

Constar International Inc.

Consolidated Statement of Cash Flows

($ in thousands)

(unaudited)

($ in thousands)	Two months ended February 28, 2009	January 31, 2009
Cash flows from operating activities:
Net income (loss)	$(1,789)	$(61)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	4,750	2,417
Changes in assets and liabilities, net	18,948	15,113

Net cash provided by operating activities	21,909	17,469

Cash flows from investing activities:
Purchases of property, plant and equipment	(2,284)	(779)
Restricted Cash to collateralize Interest Rate Swap	(9,327)	(9,327)

Net cash used in investing activities	(11,611)	(10,106)

Cash flows from financing activities:
Net change in Revolver Loan	(20,000)	(10,000)

Cash flows provided by (used in) financing activities	(20,000)	(10,000)

Effect of exchange rate changes on cash and cash equivalents	(22)	(57)

Net change in cash and cash equivalents	(9,724)	(2,694)
Cash and cash equivalents at beginning of period	14,292	9,344

Cash and cash equivalents at end of period	$4,568	$6,650

Constar US Operations

(Debtor-in-Possession)

Condensed Statements of Operations (1)

($ in thousands)

(Unaudited)

	February 2009	January 2009
Net sales	$41,087	$44,065

Cost of products sold, excluding depreciation	36,467	38,696
Depreciation	2,091	2,156

Gross profit	2,529	3,214

Selling and administrative expenses	1,176	1,793
Research and technology expenses	379	501
Provision for restructuring	111	169

Total operating expenses	1,667	2,463

Operating income (loss)	862	751

Interest expense **	1,257	1,349
Intercompany Interest (income) expense	(139)	(147)
Other (income) expense, net	10	129
Reorganization Costs	720	191

Income (Loss) before taxes	(986)	(918)
(Provision) benefit for income taxes	(19)	—
Discontinued operations	(11)	(28)

Net Income (loss)	$(1,017)	$(946)

**	Interest expense excludes interest of 3,208 on Long-Term Debt
(1)	Combined Statements include Constar Inc., Constar International, Inc., BFF Inc. and DT, Inc.

Constar US Operations

(Debtor-in-Possession)

Combined Balance Sheet (1)

($ in thousands)

(unaudited)

	February 2009	January 2009
Assets

Current Assets
Cash and cash equivalents	$2,643	$4,062
Restricted Cash	9,327	9,327
Accounts receivable, net	37,336	38,045
Intercompany Borrowings	22,698	22,420
Inventories, net	41,956	42,652
Prepaid expenses and other current assets	25,105	21,441
Current assets from Discontinued Operations	310	313

Total current assets	139,375	138,260

Property, plant and equipment, net	111,836	112,359
Goodwill	148,813	148,813
Other assets	740	5,412
Non-current assets from Discontinued Operations	—	—

Total assets	$400,764	$404,843

Liabilities and Stockholders’ Deficit

Current Liabilities
Debtor in possession credit agreement	0	10,000
Current Maturities of Long-Term Debt	220,000	220,000
Accounts payable and accrued liabilities (of which $37,436 is pre-petition)	114,626	106,246
Income taxes payable	109	93
Current liabilities from Discontinued Operations	89	82

Total current liabilities	334,824	336,422

Long-term debt, net of current portion (subject to compromise)	175,000	175,000
Pension and post-retirement liabilities	35,140	36,417
Deferred income taxes	2,101	2,101
Other liabilities	18,727	18,713
Non-current liabilities from Discontinued Operations	702	710

Total liabilities	566,494	569,362

Stockholders’ deficit	(165,730)	(164,520)

Total liabilities and stockholders’ deficit	$400,764	$404,843

**	Accrued Interest excludes interest of $3,208 on Long-Term Debt
(1)	Combined Statements include Constar Inc., Constar International, Inc., BFF Inc. and DT, Inc.

Constar US Operations

(Debtor-in-Possession )

Combined Statement of Cash Flows (1)

($ in thousands)

(unaudited)

($ in thousands)	Two months ended February 2009	January 2009
Cash flows from operating activities:
Net income (loss)	$(1,963)	$(946)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	4,216	2,156
Changes in assets and liabilities, net	21,936	17,532

Net cash provided by operating activities	24,189	18,742

Cash flows from investing activities:
Purchases of property, plant and equipment	(2,267)	(730)
Restricted Cash to collateralize Interest Rate Swap	(9,327)	(9,327)

Net cash used in investing activities	(11,594)	(10,057)

Cash flows from financing activities:
Net change in DIP Credit Facility	(20,000)	(10,000)
Net change in Intercompany Borrowings	(3,390)	(3,112)

Cash flows provided by (used in) financing activities	(23,390)	(13,112)

Effect of exchange rate changes on cash and cash equivalents	—	—

Net change in cash and cash equivalents	(10,795)	(4,427)
Cash and cash equivalents at beginning of period	13,438	8,489

Cash and cash equivalents at end of period	$2,643	$4,062

(1)	Combined Statements include Constar Inc., Constar International, Inc., BFF Inc. and DT, Inc.

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Constar US Operations Reporting period beginning: 2/1/08	Period ending: 2/28/09

ACCOUNTS RECEIVABLE RECONCILIATION

(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance	$38,045

PLUS: Current Month New Billings	$45,861

MINUS: Collection During the Month	$(45,828)

PLUS/MINUS: Adjustment or Write-downs	$(742)

End of Month Balance	$37,336

POST PETITION ACCOUNTS RECEIVABLE AGING

(Show the total for each aging category for all accounts receivable)

0-30 days	31-60 days	61-90 days	Over 90 days	Total
$35,383	$638	$239	$1,076	$37,336

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

Constar US Operations Reporting period beginning: 2/01/09	Period ending: 2/28/09

Inventory Report

Inventory Balance at Petition Date:	$41,595

Inventory Reconciliation:
Inventory Balance at Beginning of Month	$43,014 (a)
PLUS: Inventory Purchased During Month	$36,168
MINUS: Inventory Used or Sold	$(37,053)
PLUS/MINUS: Adjustment or Write-downs	$(173)

Inventory on Hand at End of Month	$41,956

METHOD OF COSTING INVENTORY : Standard Cost

(a) the adjustment was for a change in the lower of cost or market conditions.

INVENTORY AGING

(Show the total for each aging category for all accounts receivable)

0-30 days	31-60 days	61-90 days	Over 90 days	Total
97%	1%	1%	1%	100%

FIXED ASSET REPORT

FIXED ASSETS RECONCILIATION:
Fixed asset Book Value at Beginning of Month	$112,359

MINUS: Depreciation Expense	$2,061

PLUS: New Purchased	$1,538

PLUS/MINUS: Adjustments or write-downs	$111,836

Constar International UK Limited

(Debtor-in-Possession )

Condensed Statements of Operations

($ in thousands)

(Unaudited)

	February 2009	January 2009
Net sales	$7,724	$7,778

Cost of products sold, excluding depreciation	7,368	7,531
Depreciation	200	201
Gross profit	156	46

Selling and administrative expenses	89	98
Research and technology expenses	82	90
Write-off deferred financing costs and other fees	—	—
Asset impairment charges	—	—
Provision for restructuring
Total operating expenses	172	188

Operating income (loss)	(16)	(142)

Interest expense **	—	—
Intercompany Interest (income) expense	184	203
Other (income) expense, net	358	(1,198)

Income (Loss) before taxes	(558)	853
(Provision) benefit for income taxes	—	—

Net Income (loss)	$(558)	$853

Condensed Statements exclude US GAAP adjustments for pension and post retirement

Constar International UK Limited

(Debtor-in-Possession )

Condensed Balance Sheet

($ in thousands)

(unaudited)

	February 2009	January 2009
Assets
Current Assets
Cash and cash equivalents	$1,118	$1,416
Accounts receivable, net	11,288	11,062
Inventories, net	7,476	6,567
Prepaid expenses and other current assets	176	224
Total current assets	20,059	19,270

Property, plant and equipment, net	14,018	14,379
Other assets	392	403

Total assets	$34,469	$34,052

Liabilities and Stockholders’ Deficit

Current Liabilities
Intercompany Borrowings	30,690	30,618
Accounts payable and accrued liabilities (of which $12,895 is pre-petition)	15,911	15,191

Total current liabilities not subject to comprise	46,602	45,809

Total liabilities	46,602	45,809

Stockholders’ deficit	(12,133)	(11,757)

Total liabilities and stockholders’ deficit	$34,469	$34,052

Condensed Statements exclude US GAAP adjustments for pension and post retirement

Constar International UK Limited

(Debtor-in-Possession )

Combined Statement of Cash Flows

($ in thousands)

(unaudited)

($ in thousands)	Two months ended February 2009	January 2009
Cash flows from operating activities:
Net income (loss)	$295	$853
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	401	201
Changes in assets and liabilities, net	(1,791)	(1,384)

Net cash provided by operating activities	(1,094)	(330)

Cash flows from investing activities:
Purchases of property, plant and equipment	(100)	(50)

Net cash used in investing activities	(100)	(50)

Cash flows from financing activities:
Net change in Intercompany Borrowings	1,820	1,286

Cash flows provided by (used in) financing activities	1,820	1,286

Effect of exchange rate changes on cash and cash equivalents	(13)	3

Net change in cash and cash equivalents	612	910
Cash and cash equivalents at beginning of period	506	506

Cash and cash equivalents at end of period	$1,118	$1,416

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re	Constar International Inc. et al.	Case No.	08-13432 (PJW)
	Debtors	Reporting Period:	February 2009

OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	yes
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	n/a		yes
Schedule of Professional Fees Paid	MOR-1b	yes
Copies of bank statements		n/a
Cash disbursement journals		n/a
Statement of Operations	MOR-2	n/a
Balance Sheet	MOR-3	n/a
Status of Postpetition Taxes	MOR-4	n/a		yes
Copies of IRS Form 6123 or payment receipt		n/a
Copies of tax returns filed during reporting period		n/a
Summary of Unpaid Postpetition Debts	MOR-4	n/a
Listing of aged accounts payable	MOR-4	n/a
Accounts Receivable Reconciliation and Aging	MOR-5	yes
Debtor Questionnaire	MOR-5	yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ WALTER SOBON	March 24, 2009
Walter Sobon	Date
Executive Vice President and
Chief Financial Officer

Printed Name of Authorized Individual	Title of Authorized Individual

In re	Constar International Inc. et al.	Case No.	08-13432 (PJW)
	Debtors	Reporting Period:	February 2009

Constar International Inc., #08-13432 (PJW)

DISBURSMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS	0
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	0

BFF Inc., #08-13434 (PJW)

DISBURSMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS	0
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	0

Constar Foreign Holdings, Inc., #08-13435 (PJW)

DISBURSMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS	0
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	0

Constar, Inc., #08-13436 (PJW)

DISBURSMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS	39,051,000	Note 1
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	39,051,000

DT Inc., #08-13437 (PJW)

DISBURSMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS	0
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	0

Constar International UK Limited, #08-13438 (PJW)

DISBURSMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS	£6,291,000
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	—
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	—

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	£6,291,000

In re	Constar International Inc. et al.	Case No.	08-13432 (PJW)
	Debtors	Reporting Period:	February 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

		Amount Approved		Check Number		Amount Paid		Year-To-Date
Payee	Period Covered		Payor		Date	Fees	Expenses	Fees	Expenses

No payments made to retained professionals

In re	Constar International Inc. et al.	Case No.	08-13432 (PJW)
	Debtors	Reporting Period:	February 2009

STATUS OF POSTPETITION TAXES

The undersigned verifies that, to the best of his knowledge, all undisputed postpetition tax obligations, including but not limited to payroll, income, franchise and other taxes, have been paid by the Debtors to the proper taxing authorities when due.

By:	/s/ WALTER SOBON
Name:	Walter Sobon
Title:	Executive Vice President and
Chief Financial Officer

In re	Constar International Inc. et al.	Case No.	08-13432 (PJW)
	Debtors	Reporting Period:	February 2009

STATUS OF BANK RECONCILIATION

The undersigned verifies that, to the best of his knowledge, all of the Debtors' February 28, 2009 bank balances have been reconciled in an accurate and timely manner.

By:	/s/ WALTER SOBON
Name:	Walter Sobon
Title:	Executive Vice President and
Chief Financial Officer

In re	Constar International Inc. et al.	Case No.	08-13432 (PJW)
	Debtors	Reporting Period:	February 2009

DEBTOR QUESTIONNAIRE

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. Note 1	x

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		x

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	x

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the rquired documentation pursuant to the Delaware Local Rule 4001-3.		x

Note 1:	The Company transferred certain assets on February 27, 2009 as authorized by an order of the Bankruptcy Court dated February 24, 2009

Payments between Debtor and non-Debtor entities

Payment type	From	To	GBP k
Loan	Constar International U.K. Limited	Constar International Holland (Plastics) B.V.	£0
Loan	Constar International Holland (Plastics) B.V.	Constar International U.K. Limited	£0
Trade	Constar International U.K. Limited	Constar International Holland (Plastics) B.V.	£90
Trade	Constar International Holland (Plastics) B.V.	Constar International U.K. Limited	£0